UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05734

Diamond Hill Financial Trends Fund, Inc.

(Exact name of registrant as specified in charter)

325 John H. McConnell Boulevard,

Suite 200, Columbus,

Ohio 43215

(Address of principal executive offices) (Zip code)

James F. Laird, Jr.,

325 John H. McConnell Boulevard,

Suite 200, Columbus,

Ohio 43215

(Name and address of agent for service)

Registrant’s telephone number, including area code: 614-255-3333

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Item 1.	Reports to Stockholders.

Diamond Hill Financial Trends Fund, Inc.

Annual Report

December 31, 2012

TABLE OF CONTENTS
Your fund at a glance page 1
Portfolio Commentary page 2
Fund’s Investments page 4
Financial Statements page 8
Notes to Financial Statements page 12
Report of Independent Registered Public Accounting Firm page 18
Directors and Officers page 25
Notice of Privacy Policy page 27

Welcome

Dear Fellow Shareholders:

I am pleased to report that 2012 was very strong year for the Diamond Hill Financial Trends Fund. The Fund posted a total return of 26.39%, at net asset value for the calendar year while the S&P 1500 SuperComposite Financials Index generated a 26.97% for the same period.

As you probably know, the Board has recommended and shareholders are likely to approve the liquidation of the Fund. On behalf of your Board of Directors, I would like take this opportunity to thank all of our shareholders for their many years of support. The Fund started in July 1989 and over its 23 year history has served shareholders well. I would also like to thank Diamond Hill Capital Management for its outstanding investment management and stewardship over the past five years.

For shareholders who wish to maintain an investment in the financial services sector, Diamond Hill has an open-end fund called the Diamond Hill Financial Long-Short Fund. This fund is managed by the same portfolio manager who manages the Financial Trends Fund. If shareholders would like more information on this fund, please visit www.diamond-hill.com or talk to your financial advisor.

In closing, I would like to acknowledge and thank my fellow directors, Rusty Page, Fred Steingraber, and Don Tomlin, as well as former directors Hall Ware, Bob Friedman, Dr. Vic Andrews, and our outside counsel Rey Pascual for their many years of outstanding guidance and counsel. They all have been strong stewards of shareholder capital and I have enjoyed working with each of them.

Sincerely,

Franklin C. Golden

Chairman of Diamond Hill Financial Trends Fund, Inc.

Your fund at a glance (unaudited)

The Fund seeks long-term capital appreciation with current income as a secondary objective by investing at least 80% of its assets in stocks of U.S. financial services companies of any size.

Period Annual Total Returns (%) As of December 31, 2012	One Year	Three Years	Five Years	Ten Years	Fifteen Years	Twenty Years
Diamond Hill Financial Trends Fund (Inception Date: July 3, 1989)
Net Asset Value	26.39	9.18	-2.32	3.85	5.48	2.56
S&P 1500 SuperComposite Financials Index*
	26.97	6.93	-7.58	0.25	1.06	NA

*	The S&P 1500 SuperComposite Financials Index commenced on 12/30/1994 and therefore does not have a twenty year return figure.

The total returns for the Fund are at net asset value and include reinvestment of all distributions. The performance data combined within this material represents past performance, which does not guarantee future results.

Top 10 Holdings

JPMorgan Chase & Co.	6.3%	iStar Financial, Inc. REIT	4.4%
Hartford Financial Services Group, Inc.	5.5%	Popular, Inc.	4.3%
Assured Guaranty Ltd.	5.3%	American International Group, Inc.	4.2%
Wells Fargo & Co.	4.9%	PNC Financial Services Group, Inc.	3.9%
Prudential Financial, Inc.	4.6%	Citigroup, Inc.	3.7%

As a percentage of net assets on December 31, 2012 and excludes any cash equivalents.

Portfolio Commentary (unaudited)

U.S. equity markets performed very well during 2012 with the Russell 1000 Index posting a 16.42% total return. In comparison, the financial services sector and the Diamond Hill Financial Trends Fund enjoyed a very strong year of outperformance. The Fund generated a total return of 26.39%, at net asset value, driven by the heavy long bias and strong stock selection. The S&P 1500 SuperComposite Financials Index, the Fund’s primary benchmark, produced a 26.97% total return and outperformed the broader U.S. equity indices for the first time since 2006. For the trailing five-year period, the Fund declined 2.32% annually while the benchmark lost 7.58% annually.

With fundamentals improving and valuations still reasonable, we continue to find the financial services sector poised for total returns which are sufficient on an absolute basis as well as relatively attractive compared to the overall U.S. equity market. After having addressed credit, capital, and regulatory issues, most of the key areas within the sector are well positioned for modest growth and the return of excess capital. In the banking industry, capital levels now appear to be at the highest levels in a generation or more and should easily meet revised capital requirements well in advance of new regulatory guidelines. Once again, this bodes well for increased balance sheet capacity, which should facilitate a bit of growth as well as increased payouts in the form of dividends and/or share repurchases. The key areas within the insurance industry are also well capitalized and continue to enjoy a meaningful benefit from increased pricing, particularly in the commercial lines. Additionally, there appear to be a few key macro-economic factors which should create a very important tail wind for the overall economy and the financials sector in particular. Housing looks set to improve both from appreciation in home prices as well as overall activity levels. The auto industry is again producing at strong volume levels which, given the maturity of the overall fleet, may be sustained for a number of years. Finally, while still lagging typical economic recoveries, the employment situation has continued to steadily improve.

As mentioned above, the heavy long bias throughout the year, along with strong individual security selection, helped the Fund generate excellent returns during 2012. Within the long portfolio, meaningful contributors to performance were large cap banks JPMorgan Chase & Co. and Wells Fargo & Co. along with specialty financial companies iStar Financial, Inc. and Assured Guaranty Ltd. Popular, Inc. and Hartford Financial Services Group, Inc. also generated strong returns on the long side of the Fund. On the short side of the Fund, we were fortunate to have both modest exposure as well as generally good stock selection. As a result, the short portfolio underperformed the long portfolio by a wide margin and ended up being only a very modest detractor from overall return, despite the sector performing very well.

Christopher M. Bingaman	Austin Hawley	John Loesch

We would like to thank our shareholders for their many years of support.

Christopher M. Bingaman, CFA	Austin Hawley, CFA	John Loesch, CFA
Portfolio Manager	Assistant Portfolio Manager	Assistant Portfolio Manager

Diamond Hill Financial Trends Fund, Inc.

Diamond Hill Financial Trends Fund, Inc.

Schedule of Investments

December 31, 2012

	Shares	Fair Value

Preferred Stock — 1.4%
REITs & Real Estate Management — 1.4%
iStar Financial, Inc., Series F, 1.43%	29,580	$644,844
Total Preferred Stocks		$644,844

Common Stocks — 86.5%
Banking Services — 26.3%
City National Corp.^	8,900	440,728
First Niagara Financial Group, Inc.	103,060	817,266
First of Long Island Corp., The	29,071	823,291
First Republic Bank	11,745	385,001
Huntington Bancshares, Inc.	32,320	206,525
KeyCorp	107,460	904,813
National Penn Bancshares, Inc.	21,295	198,469
PNC Financial Services Group, Inc.	31,215	1,820,146
Popular, Inc.*	97,261	2,022,056
Sterling Bancorp	66,380	604,722
SunTrust Banks, Inc.	29,420	834,057
Tower Financial Corp.	31,775	377,487
U.S. Bancorp	17,684	564,827
Wells Fargo & Co.¯	67,095	2,293,308
		12,292,696
Capital Markets — 3.9%
Charles Schwab Corp., The	63,485	911,644
Fortress Investment Group LLC, Class A	203,650	894,024
		1,805,668
Financial Services — 15.9%
Bank of New York Mellon Corp., The¯	33,123	851,261
Citigroup, Inc.	43,385	1,716,311
CME Group, Inc.	8,720	442,191
JPMorgan Chase & Co.¯	67,193	2,954,476
Morgan Stanley	79,780	1,525,394
		7,489,633

Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

	Shares	Fair Value

Insurance — 33.0%
ACE Ltd.^	9,405	$750,519
American International Group, Inc.*	56,340	1,988,802
Assurant, Inc.	29,315	1,017,231
Assured Guaranty Ltd.	176,156	2,506,699
Hartford Financial Services Group, Inc., The	114,132	2,561,121
HCC Insurance Holdings, Inc.^	14,195	528,196
Navigators Group, Inc.*	6,855	350,085
Old Republic International Corp.	76,610	815,897
Progressive Corp.^	33,660	710,226
Prudential Financial, Inc.	40,825	2,177,197
Selective Insurance Group, Inc.^	37,065	714,243
XL Group plc	54,530	1,366,522
		15,486,738
REITs & Real Estate Management — 7.4%
iStar Financial, Inc. REIT*^	254,755	2,076,254
Redwood Trust, Inc. REIT	40,390	682,187
Winthrop Realty Trust REIT	65,967	728,935
		3,487,376
Total Common Stocks		$40,562,111

Registered Investment Company — 7.8%
Federated Prime Obligations Fund, 0.11%†S	3,644,861	3,644,861

Total Investment Securities — 96.4%
Cost ($37,415,795)**		$44,851,816

Segregated Cash With Brokers — 8.1%		3,781,657

Securities Sold Short — (7.4)%
(Proceeds $2,993,449)		(3,421,387)

Net Other Assets (Liabilities) — 3.6%		1,675,136

NET ASSETS — 100.0%		$46,887,222

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc.

*	Non-income producing security.
**	Represents cost for financial reporting purposes.
^	All or a portion of the security is on loan. The total fair value of the securities on loan, as of December 31, 2012, was $3,542,224.
¯	Security position is either entirely or partially held in a segregated account as collateral for securities sold short and aggregates to a total market value of $2,821,086.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2012.
S	Rate represents the daily yield on December 31, 2012.
REIT	– Real Estate Investment Trust

Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

Diamond Hill Financial Trends Fund, Inc.

Schedule of Investments Sold Short

December 31, 2012

	Shares	Fair Value

Common Stocks — 7.4%
Banking Services — 5.1%
Bank of The Ozarks, Inc.	37,410	$1,252,113
Home Bancshares, Inc.	26,310	868,756
Wintrust Financial Corp.	6,230	228,641
		2,349,510
Financial Services — 0.4%
Moody’s Corp.	4,030	202,790
Insurance — 1.9%
Cincinnati Financial Corp.	19,905	779,480
MBIA, Inc.*	11,415	89,607
		869,087

Total Common Stocks Sold Short — 7.4%
(Proceeds $2,993,449)		$3,421,387

*	Non-dividend expense producing security.

Percentages disclosed are based on total net assets of the Fund at December 31, 2012.

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc.

Financial Statements

Statement of Assets and Liabilities December 31, 2012

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets
Investments, at fair value (cost $37,415,795) - including $3,542,224 of securities loaned	$44,851,816
Cash	5,614,434
Deposit with broker for securities sold short	3,781,657
Receivable for dividends and interest	34,078
Prepaid assets	9,888

Total assets	54,291,873

Liabilities
Securities sold short, at value (proceeds $2,993,449)	3,421,387
Return of collateral for securities on loan	3,644,861
Payable for securities purchased	212,748
Payable to Investment Adviser	26,345
Payable for expenses and fees on securities sold short	8,808
Payable to Administrator	6,080
Payable to Accountant and Custodian	8,825
Other payables and accrued expenses	75,597

Total liabilities	7,404,651

Net Assets
Capital paid-in	39,989,490
Accumulated net investment income	152,973
Accumulated net realized loss on investments	(263,324)
Net unrealized appreciation on investments	7,008,083

Net Assets	$46,887,222

Net asset value per share
Based on 3,968,124 shares outstanding - 50 million shares authorized with par value of $0.001 per share.	$11.82

Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

Statement of Operations For the year ended December 31, 2012

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income
Dividends	$987,482
Interest	64,312
Securities lending	8,297

Total investment income	1,060,091

Expenses
Investment management fees	297,413
Administration fees	68,634
Accounting and custody fees	37,923
Director’s fees	96,417
Professional fees	191,979
Transfer agent fees	30,208
Postage and printing fees	40,044
Expenses and fees on securities sold short	93,638
Insurance	17,298
Other expenses	30,776

Total expenses	904,330

Net investment income	155,761

Realized and unrealized gain (loss)
Net realized gain (loss) on
Security sales	3,135,121
Closed short positions	28,798
Change in net unrealized appreciation (depreciation) of
Investments	7,144,031
Securities sold short	(128,459)

Net realized and unrealized gain	10,179,491

Increase in net assets from operations	$10,335,252

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc.

Statements of Changes in Net Assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and the net of Fund share transactions, if any.

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (decrease) in net assets
From operations
Net investment income	$155,761	$179,128
Net realized gain from security sales	3,135,121	1,176,700
Net realized gain from closed short positions	28,798	486,703
Change in net unrealized appreciation (depreciation)	7,015,572	(7,759,608)

Increase (Decrease) in net assets resulting from operations	10,335,252	(5,917,077)

Distributions to common shareholders
From net investment income	(47,618)	(138,884)
From net realized gain	(2,965,617)	—

Decrease in net assets from distributions to common shareholders	(3,013,235)	(138,884)

Net assets
Beginning of period	39,565,205	45,621,166
End of period	$46,887,222	$39,565,205

Accumulated net investment income	$152,973	$44,830

Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

Financial Highlights

The Financial Highlights shows how the Fund’s net asset value for a share has changed since the end of the previous period.

	Year Ended December 31,
	2012	2011	2010	2009	2008
Per share operating performance
Net asset value, beginning of period	$9.97	$11.50	$9.82	$8.36	$15.73
Net investment income[1]	0.04	0.05	0.04	0.18	0.38
Net realized and unrealized gain (loss) on investments	2.57	(1.54)	1.73	1.61	(7.33)
Total from investment operations	2.61	(1.49)	1.77	1.79	(6.95)
Less distributions
From net investment income	(0.01)	(0.04)	(0.09)	(0.33)	(0.10)
From net realized gain	(0.75)	—	—	—	(0.32)
Total distributions	(0.76)	(0.04)	(0.09)	(0.33)	(0.42)
Net asset value, end of period	$11.82	$9.97	$11.50	$9.82	$8.36
Per share market value, end of period	$11.44	$8.27	$9.81	$7.88	$6.35
Total return at net asset value[2] (%)	26.39	(12.95)	18.27	22.67	(44.30)
Total return at market value[2] (%)	47.48	(15.35)	25.72	29.60	(51.60)

Ratios and supplemental data
Net assets, end of period (in millions)	$47	$40	$46	$39	$33
Ratio of gross expenses to average net assets (%)	1.98	1.40	1.42	1.64	1.53
Ratio of net expenses to average net assets (%)	1.98	1.40	1.42	1.32	1.26
Ratio of net expenses to average net assets, excluding dividends on securities sold short (%)	1.77	1.27	1.26	1.15	1.15
Ratio of net investment income to average net assets (%)	0.34	0.42	0.38	2.21	3.09
Portfolio turnover (%)	49	42	51	81	65

[1]	Based on the average of the shares outstanding.
[2]

Total return based on net asset value reflects changes in the Fund’s net asset value during each year. The total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the year.

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc.

Notes to Financial Statements

Note 1

Organization

The Diamond Hill Financial Trends Fund, Inc. (the “Fund”) is a diversified closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended.

Accounting Polices

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used by the Fund maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The net asset value of the common shares of the Fund is determined daily as of the close of the NYSE, normally at 4:00 P.M. Eastern Time.

Listed securities for which market quotations are readily available are valued at the closing prices as determined by the primary exchange where the securities are traded. Unlisted securities or listed securities for which the latest sales prices are not readily available are valued at the closing bid price in the principal market where such securities are normally traded. Investments in other investment companies are valued at their reported net asset value. In each of these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued on the basis of valuations provided by dealers or by an independent pricing service that determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Short-term debt investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Securities for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, certain stale prices, or an event occurs that materially affects the furnished price) are

Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

valued by the Fair Value Committee. In these cases, the Fair Value Committee, established and appointed by the Board of Directors, determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by the Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following: dealer quotes, published analyses by dealers or analysts of the situation at issue, transactions implicitly valuing the security (such as a merger, tender offer, etc.), the value of other securities or contracts which derive their value from the security at issue, and the implications (whether negative or positive) of the circumstances which have caused trading in the security to halt. Depending on the source and relative significance of the valuation inputs in these instances, the valuations for these securities may be classified as Level 2 or Level 3 in the fair value hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. There were no transfers between Levels 1, 2 or 3 as of December 31, 2012.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities of sufficient credit quality maturing in less than 61 days are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities would be reflected as Level 2.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2012:

Level 1 - Quoted Prices
Investments in Securities:
(Assets)
Preferred Stocks*	$644,844
Common Stocks*	40,562,111
Registered Investment Company	3,644,861
Total	$44,851,816
Investments in Securities Sold Short:
(Liabilities)
Common Stocks*	$3,421,387

*	See Schedule of Investments and Schedule of Investments Sold Short for industry classification.

Investment transactions

Throughout the reporting period, investment transactions are recorded no later than the first business day following trade date. For financial reporting purposes, investments are reported on trade date on the last business day of the reporting period. The specific identification method is used for determining realized gains or losses for financial statements and income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized using the daily effective yield method. The Fund records distributions received from investments in Real Estate Investment Trusts (“REITS”) in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts once the issuers provide

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc.

information about the actual composition of the distributions.

Short sales

The Fund is permitted to make short sales of securities. Short sales are effective when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund. Cash received from short sales is maintained by brokers and is used to meet margin requirements for short calls. It is included as “Deposits with brokers for securities sold short” on the Statement of Assets and Liabilities and “Segregated Cash With Brokers” on the Schedule of Investments.

The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. The use of short sales may cause the Fund to have higher expenses (especially dividend expenses) than those of other equity mutual funds. Short sales are speculative transactions and involve special risks, including greater reliance on the ability of Diamond Hill Capital Management, Inc. (the “Adviser”) to accurately anticipate the future value of a security.

Securities lending

The Fund has a securities lending agreement with Citibank, N.A. (“Citibank”). Under the terms of the agreement, Citibank is authorized to loan securities on behalf of the Fund to approved borrowers. In exchange, the Fund receives cash collateral in the amount of at least 100% of the value of the securities loaned.

The cash collateral is invested in short-term instruments as noted in the Schedule of Investments. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. The agreement indemnifies the Fund from losses incurred in the event of a borrower’s material default of the terms and conditions of the borrower agreement. The agreement provides that after predetermined rebates to brokers, the Fund pays Citibank 15% of the net securities lending income plus any costs and other charges incurred by the Fund with Citibank to be paid as credits.

As of December 31, 2012, the value of securities loaned and the collateral held were as follows:

Fair Value of Securities Loaned	Fair Value of Collateral Received
$3,542,224	$3,644,861

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. The Fund has analyzed its tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2009 through 2012) and has concluded that no provision for income tax is required in the financial statements.

Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign dividend income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date.

Such distributions on a tax basis, are determined in conformity with income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the fiscal year ended December 31, 2012, aggregated $19,896,586 and $25,405,334, respectively.

Note 2

Management fees and transactions with affiliates and others Investment Advisory

The Fund has entered into an Investment Advisory Agreement with the Adviser whereby the Adviser provides management of the investment and reinvestment of the Fund’s assets; continuous review, supervision, and administration of the investment program of the Fund and provides office space, furnishings and equipment used to carryout the investment management of the Fund. For these services, the Adviser receives a fee at an annual rate of 0.65% of the Fund’s average weekly net asset value, or a flat annual fee of $50,000, whichever is higher. If total Fund expenses (excluding extraordinary expenses) exceed 2% of the Fund’s average weekly net assets in any one year, the Fund requires the Adviser to reimburse the Fund for such excess, subject to a minimum fee of $50,000.

Administration

The Fund has entered into an Administration Agreement with the Adviser whereby the Adviser agrees to oversee the determination and publication of the Fund’s net asset value, the maintenance of the books and records of the Fund; prepare the financial information for the Fund’s proxy statements, if required, and semi-annual and annual reports to shareholders; prepare the Fund’s periodic financial reports to the Securities and Exchange Commission; respond to shareholder inquiries; and supply the Board of Directors and Officers of the Fund with all statistical information and reports reasonably required by them. For these services, the Adviser receives a fee at an annual rate of 0.15% of the Fund’s average weekly net assets or $22,000, whichever is higher.

The Adviser has entered into a Sub-Administration Agreement with Citi Fund Services Ohio, Inc. (“Citi”), whereby Citi provides certain financial statement and regulatory filings for the Fund.

The Fund does not pay remuneration to its Officers. Certain Officers of the Fund are employees of the Adviser.

Directors Fees

The Chairman of the Board of Directors receives an annual retainer of $16,000. Each additional Independent Board Member

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc.

receives an annual retainer of $10,000. The meeting attendance fee is $1,250 per Director for each quarterly in-person meeting and telephonic meeting. The Fund paid $97,250 in aggregate directors fees during the year ended December 31, 2012.

Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund believes the risk of loss to be remote.

Note 3

Fund share transactions

The Fund from time-to-time may, but is not required to, make open market repurchases of its shares in order to attempt to reduce or eliminate the amount of any market value discount or to increase the net asset value of its shares, or both. In addition, the Board of Directors currently intends, each quarter during periods when the Fund’s shares are trading at a discount from the net asset value, to consider the making of tender offers. The Board of Directors may at any time, however, decide that the Fund should not make share repurchases or tender offers.

Share Repurchase Plan

On December 15, 2009, the Board of Directors authorized a share repurchase plan. Under the share repurchase plan, the Fund may purchase in the open market up to

200,000 of its outstanding shares and is effective until the earlier of its termination by vote of the Directors or the repurchase of 200,000 shares. The share repurchase program is intended to increase the Fund’s net asset value per share of the Fund’s remaining shares. During the fiscal year ended December 31, 2010, the Fund repurchased 25,000 (0.63% of shares outstanding) of its shares under the share repurchase program authorized by the Board of Directors.

Note 4

Federal Tax Information

The amount and character of income and capital gain distributions paid by the Fund are determined in accordance with Federal income tax regulations which may differ from GAAP. The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due primarily to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of dividends paid to shareholders during 2012 and 2011 was as follows:

	Ordinary Income	Long-Term Gains	Total
2012	$605,456	$2,407,778	$3,013,234
2011	138,884	—	138,884

Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

The following information is computed on a tax basis for each item of the Fund as of December 31, 2012:

Tax cost of portfolio investments	$34,695,968

Gross unrealized appreciation	7,550,286
Gross unrealized depreciation	(815,825)

Net unrealized appreciation	6,734,461
Undistributed ordinary Income	193,481
Undistributed long-term capital gains	—
Qualified Late Year Capital Losses deferred	(30,210)

Accumulated earnings	$6,897,731

As of the end of tax year ended December 31, 2012, the Fund has no capital loss carry forwards (CLCFs) available for future use.

The Fund also elected to defer until its subsequent tax year capital losses incurred after October 31, 2012. The “Qualified Late Year Capital Losses deferred” losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Certain reclassifications have been made to the components of net assets, the result of investments in REITs. The following reclassifications have no impact on the net assets or net assets value per share of the Fund and are designed to present the Fund’s capital accounts on a tax basis:

Accumulated net realized loss on investments	Capital paid-in
$1	$(1)

Note 5

Special Meeting of Shareholders

A Special Meeting of Shareholders of the Fund was held on November 14, 2012 for purpose of voting on the following:

•	A non-binding advisory vote to continue to operate the Fund as a closed-end financial services investment company.

The voting results for the non-binding advisory vote to continue to operate the Fund as a closed-end financial services investment company were 16.9% in favor of the proposal, 41.3% against the proposal and 41.8% who abstained or did not vote.

Note 6

Subsequent Events

A Proxy Statement was furnished to shareholders of the Fund, in connection with the solicitation by the Fund’s Board of Directors of proxies to be used at a Special Meeting of Shareholders to be held on or about February 28, 2013. This Proxy Statement was mailed to shareholders on or about January 17, 2013. At the Meeting, shareholders will vote on the proposal to approve the liquidation and dissolution of the Fund pursuant to a Plan of Liquidation.

The Fund evaluated events from December 31, 2012 through the date that these financial statements were issued. There were no additional subsequent events to report that would have a material impact on the Fund’s financial statements, other than disclosed below.

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

the Diamond Hill Financial Trends Fund, Inc:

We have audited the accompanying statement of assets and liabilities of Diamond Hill Financial Trends Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Diamond Hill Financial Trends Fund, Inc. at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio

February 28, 2013

Supplemental Information (unaudited)

Tax Information

For federal income tax purposes, the following information was furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2012.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2012, 71.01% of the dividends qualified for the corporate dividends-received deduction.

The Fund designated the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount was reflected on Form 1099-DIV for the calendar year 2012.

Shareholders were mailed a 2012 U.S. Treasury Department Form 1099-DIV in January 2013. This will reflect the total of all distributions that are taxable for calendar year 2012.

Proxy Voting

The investment adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Fund. A description of the policies and procedures that the adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling toll free 1-614-255-4080 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Investment objective and policy

The Fund’s investment objective is to provide long-term capital appreciation. The Fund will seek to achieve its investment objective of long-term capital appreciation by investing between 80% and 115% of its assets long and sell short between 5% and 25% of its assets in stocks of U.S. financial services companies of any size. These companies include banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies. These companies are usually regulated by governmental or quasigovernmental entities and, as a result, are subject to the risk that regulatory developments will adversely affect them. With respect to the Fund’s investment policy of investing at least 80% of “assets” in equity securities, “assets” is defined as net assets plus the amount of any borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this policy. In abnormal market conditions, the Fund may take temporary defensive positions.

As such, the Fund may temporarily invest all of its assets in investment-grade, short-term securities. In such circumstances, the Fund may not achieve its objective. The Fund’s current investment restriction, relating to industry concentration, has been modified to remove the reference to the banking and savings industry so that it reads as follows: “Except for temporary defensive purposes, the Fund may not invest more than 25% of its total assets in any one industry or group of related industries, except that the Fund will invest more than 25% of its assets in the financial services sector.”

Director approval of investment advisory agreement

The Board of Directors (the “Board”) of Diamond Hill Financial Trends Fund (the “Fund”), at a regularly scheduled meeting on August 14, 2012, by a unanimous vote, approved the Management Agreement between the Fund and Diamond Hill Capital Management, Inc. (the “Adviser”).

The directors considered many factors in their approval, none of which was considered a sole determining factor, and specifically summarized the following factors:

(i)	The nature, extent and quality of services to be provided and the investment performance of the Fund and the portfolio manager. The Board considered the reputation, financial strength, key services and operations, resources and expertise of the Adviser as a firm, including the structure of its organization, its relationships, reputation and financial strength, its access to existing shared knowledge in capital markets and trends, and its ability to attract and maintain highly-qualified, professional talent. The Board noted its strong satisfaction with the entire professional staff of the Adviser and the investment driven culture of the firm. The Board also assessed the services and attention provided by the Adviser since its engagement in December 2007 noting its satisfaction and that the Adviser had met or exceeded all the expectations the Board had of the Adviser at the time of the original engagement.

(ii)	The investment performance of the Fund and the Adviser. In this regard, the Board compared the performance of the Fund with the performance of various indexes and comparable funds during the Adviser’s tenure. The Board noted that in a difficult market environment the Fund outperformed the S&P 1500 SuperComposite Financials Index. Following discussion, the Board concluded that the investment performance of the Fund was satisfactory and consistent with the Fund’s objectives and policies.

(iii)

The costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund. In this respect, the Board considered the Adviser’s staffing, personnel and methods of operating, the financial condition of the Adviser and the level of commitment to the Fund by the Adviser and its principals. The Board also noted that the Fund’s advisory fees were among the lowest of all financial services fund and that no Adviser client paid a lower fee. Following discussion, the Board concluded that the fees paid to the Adviser were reasonable in light of all circumstances.

(iv)	The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale. The Board considered whether economies of scale would be realized by the Fund at higher asset levels. The Board considered the current economic conditions and the Fund’s current asset size and concluded that under foreseeable conditions, it was unable to assess at this time whether economies of scale would be realized if the Fund was to experience significant asset growth. In the event the Fund was to experience significant asset growth, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of such growth.

Having considered (1) the nature, extent and quality of the services to be provided by the Adviser under the investment advisory agreements, including long-term performance of the Fund, (2) the investment performance of the Fund and the Adviser, (3) the costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund, (4) the extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale, as discussed more fully above. The Directors, the majority of whom are Independent Directors under the 1940 Act, concluded it was appropriate to renew the investment advisory agreements.

Portfolio management

Mr. Christopher Bingaman assumed responsibility as the portfolio manager of the Fund on December 1, 2007. Mr. Bingaman has a Bachelor of Arts degree in Finance (cum laude) from Hillsdale College, a Masters degree in Business Administration from the University of Notre Dame and holds the CFA designation. He has been an investment professional with Diamond Hill Capital Management, Inc. since March 2001. From 1998 to March 2001, Mr. Bingaman was a Senior Equity Analyst for Villanova Capital/Nationwide Insurance. In 1997, Mr. Bingaman was an Equity Analyst for Dillon Capital Management, an investment advisory firm.

Mr. Austin Hawley assumed responsibility as assistant portfolio manager of the Fund on December 31, 2009. Mr. Hawley has a B.A. degree in history with an economics minor from Dartmouth College (cum laude), a Masters degree in Business Administration from the Tuck School of Business at Dartmouth College, and holds the CFA designation. He has been an investment professional with Diamond Hill Capital Management, Inc. since August 2008. From 2004 to 2008, Mr. Hawley was an Equity Analyst at Putnam Investments. He served as an Investment Associate at Putnam Investments from 1999 to 2002.

Mr. John Loesch assumed responsibility as assistant portfolio manager of the Fund on December 31, 2009. Mr. Loesch has a B.S. degree in public affairs with an emphasis in public financial management from Indiana University, a Masters degree in Business Administration from University of Notre Dame-Mendoza College of Business (cum laude), and holds the CFA designation. He has been with Diamond Hill Capital Management, Inc. since May 2007. From 2003 to 2006, Mr. Loesch was an Analyst with Nationwide Financial. He served as a Financial Advisor with UBS Financial Services from 2001 to 2003.

Bylaws

In January 2003, the Board of Directors adopted several amendments to the Fund’s bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for director. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Director, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The amendments also provide, among other things, that in the event that the date of the mailing of the notice for an annual meeting is advanced or delayed by more than thirty (30) days from the anniversary date of the mailing of the notice for the preceding year’s annual meeting, notice by the shareholder to be timely must be delivered not earlier than the close of business on the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the 90th day prior to the date of mailing of the notice for such annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for such meeting is first made by the Fund. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Directors with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders.

In November 2005, the Fund’s Board of Directors adopted amendments to the Fund’s bylaws regarding the Chairman of the Board position: The scope of the Chairman’s responsibilities and fiduciary obligations were further defined. Also disclosure regarding the election, resignation and removal of the Chairman as well as the filling of a vacancy was added.

At a quarterly meeting of the Fund’s Board of Directors held February 13, 2006, the Board amended Article II Section 2 of the Fund’s bylaws to state that a special meeting of the shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board of Directors, the President, or, subject to Section 2(c), by the Secretary of the Corporation upon the written request of shareholders entitled to cast at least 35% of all votes entitled to be cast at the meeting.

In November 2007, the Fund’s Board of Directors adopted several amendments to the Fund’s bylaws. First, the Board further clarified the treatment of street name shares held by brokers without authority to vote them as to a particular proposal. Those shares are treated as shares present and entitled to vote with respect to the proposal, but will not be counted as a vote in favor of the proposal. Also, the Board amended the bylaws to provide that a plurality of votes cast at a meeting of stockholders at which quorum is present shall be sufficient to elect a director.

In February 2011, the Fund’s Board of Directors adopted an amendment to the Fund’s bylaws to the effect the Chairman no longer needed to be a person who is not an interested person of the Fund, but could not be an affiliate of the Fund’s investment adviser or administrator.

At a quarterly meeting of the Fund’s Board of Directors held August 14, 2012, the Board adopted several amendments to the Fund’s bylaws after a comprehensive review by legal counsel of bylaws that were originally adopted in 1989. The Board approved the amendments to bring the bylaws up to date and make them consistent with current law and practice and to provide an adequate structure for shareholder meetings now being annually held by the Fund and for shareholder proposals and nominations related thereto. Among other amendments, the Board amended Article II Section 2 of the Fund’s bylaws to state that a special meeting of the shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board of Directors, the President, or, subject to Section 2(c), by the Secretary of the Corporation upon the written request of shareholders entitled to cast at least a majority of all votes entitled to be cast at the meeting. Also, the Board amended the requirements and process for shareholder notices of proposals or nominations to be considered proper, failure to comply with which would cause any such notice to be disregarded. The Board also adopted several amendments related to the conduct of shareholder meetings and otherwise updated other provisions of the bylaws related to governance, shares and indemnification to make them consistent with current practice. Please contact the Secretary of the Fund for additional information about the amendments to the bylaws.

Dividends and distributions

During the fiscal year ended December 31, 2012, dividends from net investment income totaling $0.152 per share were paid to shareholders. The dates of payments and the amounts per share are as follows:

Payment Date	Income Dividend
September 4, 2012	$0.012
December 28, 2012	$0.140

Dividends from long-term capital gains totaling $0.607 per share were paid to shareholders. The date of payment was December 28, 2012.

Dividend reinvestment plan

The Fund offers its registered shareholders an automatic Dividend Reinvestment Plan (the “Plan”), which enables each participating shareholder to have all dividends (including income dividends and/or capital gains distributions) payable in cash, reinvested by Computershare Shareowner Services LLC (the “Plan Agent”) in shares of the Fund’s common stock. However, shareholders may elect not to enter into, or may terminate at any time without penalty, their participation in the Plan by notifying the Plan Agent in writing. Shareholders who do not participate in the Plan will receive all dividends in cash.

In the case of shareholders such as banks, brokers or nominees who hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of record ownership of shares. These record shareholders will receive dividends under the Plan on behalf of participating beneficial owners and cash on behalf of non-participating beneficial owners. These record holders will then credit the beneficial owners’ accounts with the appropriate stock or cash distribution.

Whenever the market price of the Fund’s stock equals or exceeds net asset value per share, participating shareholders will be issued stock valued at the greater of (i) net asset value per share or (ii) 95% of the market price. If the net asset value per share of the Fund’s stock exceeds the market price per share, the Plan Agent shall make open market purchases of the Fund’s stock for each participating shareholder’s account. These purchases may begin no sooner than five business days prior to the payment date for the dividend and will end up to thirty days after the payment date. If shares cannot be purchased within thirty days after the payment date, the balance of shares will be purchased from the Fund at the average price of shares purchased on the open market. Each participating shareholder will be charged a pro rata share of brokerage commissions on all open market purchases. The shares issued to participating shareholders, including fractional shares, will be held by the Plan Agent in the name of the shareholder. The Plan Agent will confirm each acquisition made for the account of the participating shareholders as soon as practicable after the payment date of the distribution.

The reinvestment of dividends does not relieve participating shareholders of any federal, state or local income tax that may be due with respect to each dividend. Dividends reinvested in shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the Nasdaq National Market System as of the dividend payment date. Distributions from the Fund’s long-term capital gains will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Computershare Shareowner Services LLC at P.O. Box 3338, South Hackensack, New Jersey 07606-1938 (Telephone: 1-877-254-8583).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Computershare Shareowner Services LLC

480 Washington Boulevard

Jersey City, NJ 07310

Telephone: 1-877-254-8583

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Directors and Officers

This chart provides information about the Directors and Officers who oversee your Diamond Hill Financial Trends Fund. Officers elected by the Directors manage the day-to-day operations of the Fund and execute policies formulated by the Directors.

Interested Director and Independent Directors[1]

Name, age
Position(s) held with Fund Principal occupation(s) and other directorships during past 5 years	Director of Fund since	[2]

Interested Director

Franklin C. Golden, Born: 1950	1989
Chairman and Director Managing Director, Wells Fargo Advisors (since 2001) (broker dealer).

Independent Directors

Russell J. Page, Born: 1942	2003
Director Principal, Rusty Page & Co. (equity markets consulting) (since 1996).

Fred G. Steingraber, Born: 1938	1989

Director

Chairman and Chief Executive Officer, A.T. Kearney, Inc. (management consulting) (retired 2002); Director, Maytag Corporation; Director, Supervisory Board of
Continental AG; Director 3i PLC; Director, Elkay Manufacturing.

Donald R. Tomlin, Born: 1933	1989
Director Portfolio Manager of Livingston Group Asset Management Company (operating as Southport Capital, Inc.) (since 2001).

[1]	The business address for all Directors and Officers is 325 John H McConnell Blvd., Columbus, OH, 43215.
[2]	Each Director and Officer serves until resignation, retirement age or until his or her successor is elected.

Principal Officers[1]

Name, age Position(s) held with Fund Principal occupation(s) at least the last 5 years	Officer of Fund since	[2]

James F. Laird, Jr., Born: 1957	December 1, 2007
President Chief Financial Officer of Diamond Hill Investment Group, Inc., since December 2001.

Gary R. Young, Born: 1969	December 1, 2007

Treasurer, Secretary, and Chief Compliance Officer

Controller of Diamond Hill Investment Group, Inc., since April 2004.

Chief Compliance Officer of Diamond Hill Capital Management, Inc., since October 2010.

Brian D. Risinger, Born: 1968	December 1, 2007
Assistant Treasurer Director of Compliance and Administration of Diamond Hill Investment Group, Inc., since May 2006.

[1]	The business address for all Directors and Officers is 325 John H McConnell Blvd., Columbus, OH, 43215.
[2]	Each Director and Officer serves until resignation, retirement age or until his or her successor is elected.

NOTICE OF PRIVACY POLICY FOR

DIAMOND HILL FINANCIAL TRENDS FUND

We value you as a shareholder and take your personal privacy seriously. In order to enhance our ability to provide you with the best service possible, Diamond Hill Financial Trends Fund (referred to as “we” or “us” or the “Fund”) collect, use and share certain information about you. This policy explains what information we collect and with whom we share it. The practices described in this policy are applicable to all customers, including prospective, current and former customers. The policy also explains how we protect the security and confidentiality of certain customer information.

SAFEGUARDING PRIVACY

Diamond Hill Financial Trends Fund maintains physical, electronic and procedural safeguards that comply with federal standards to ensure the safety of non-public personal customer information. In addition, we require service providers to the Fund to maintain policies and procedures designed to assure only appropriate access to, and use of, information about customers and to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non-public personal customer information.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

•	Information we receive from you on applications or other forms, such as your name, address, date of birth, social security number and investment information;

•	Information about your transactions and experiences with us, such as your account balance, transaction history and investment selections; and

•	Information you supply in written, telephonic or electronic communications with the Fund or service providers to the Fund.

INFORMATION WE SHARE

We may disclose all non-public personal information we collect, as described above, to companies that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services, provided they use the information solely for these purposes and they enter into a confidentiality agreement regarding the information. We also may disclose non-public personal information as otherwise permitted by law.

QUESTIONS?

Questions regarding this policy may be directed to: 877-254-8583

For more information

Proxy Voting

The investment adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Fund. A description of the policies and procedures that the advisor uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling toll free 1-614-255-4080 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

A listing of month-end portfolio holdings is available on our website, www.diamond-hill.com. Additionally, the Fund files a complete listing of portfolio holdings as of the end of the first and third quarters of each fiscal year on Form N-Q and each second and fourth quarters of each fiscal year on Form N-CSR. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-888-255-4080. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Directors
Franklin C. Golden
Russell J. Page
Fred G. Steingraber
Donald R. Tomlin

Officers
Franklin C. Golden
Chairman
James Laird
President
Gary Young
Treasurer, CCO, Secretary
Brian Risinger
Assistant Treasurer

Investment adviser
Diamond Hill Capital Management, Inc.
325 John H. McConnell Boulevard, Suite 200
Columbus, Ohio 43215

Custodian
Citibank N.A.
388 Greenwich Street
New York, NY 10013

Transfer agent and registrar
Computershare Shareowner Services LLC
480 Washington Boulevard
Jersey City, NJ 07310

Independent directors’ Counsel
Paul Hastings LLP
600 Peachtree St., N.E.
Twenty – Fourth Floor
Atlanta, GA 30308

Stock symbol
Listed Nasdaq Symbol:
DHFT

For shareholder
assistance,
refer to page 24

How to contact us

Internet	www.diamond-hill.com

Mail	Computershare Shareowner Services LLC 480 Washington Boulevard Jersey City, NJ 07310

Phone	Customer service representatives Information Line	1-877-254-8583 1-614-255-4080

325 John H. McConnell Blvd.

Suite 200

Columbus, Ohio 43215

614.255.3333

www.diamond-hill.com

Investment Adviser

Diamond Hill Capital Management, Inc.

For additional information, call:

Computershare Shareowner Services LLC

TOLL FREE 877.254.8583

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Mr. Russell J. Page, who is “independent” for purposes of this Item 3 of Form N-CSR

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. Audit fees totaled $18,500 and $18,500 in fiscal 2012 and 2011, respectively, including fees associated with the annual audit and filing of the registrant’s Form N-SAR.

(b) Audit-Related Fees. There were no audit-related fees in fiscal 2012 and 2011.

(c) Tax Fees. Fees for tax compliance services totaled $4,800 and $4,800 in fiscal 2012 and 2011, respectively.

(d) All Other Fees. There were no other fees in fiscal 2012 and 2011.

(e)(1) Audit Committee Pre-Approval Policies. The Audit Committee pre-approves all non-audit services provided by the independent auditor to the Fund or to the Fund’s Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

The Audit Committee is authorized to delegate, to the extent permitted by law, pre-approval responsibilities to one or more members of the Committee who shall report to the Committee regarding approved services at the Committee’s next regularly scheduled meeting. The Committee is also authorized to adopt policies and procedures which govern the pre-approval of audit, audit-related, tax and other services provided by the independent accountants to the Fund or to a service provider, provided however, that any such policies and procedures are detailed as to particular services, the Committee is informed of each service, and any such policies and procedures do not include the delegation of the Committee’s responsibilities under the Securities Exchange Act of 1934 or applicable rules or listing requirements.

(e)(2) 0.0% in fiscal 2012 and 2011.

(f) Not applicable.

(g) The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $63,500 and $79,600 in 2012 and 2011, respectively.

(h) The audit committee considered the non-audit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Russell J. Page

Fred G. Steingraber

Donald R. Tomlin

Item 6.	Schedule of Investments.

(a) The Schedule of Investments is included in the Annual Report to Shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

See attached Exhibit “Proxy Voting Policies and Procedures”.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

See attached Exhibit “Portfolio Manager’s Information”.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases of shares of the registrant’s equity securities during the period July, 2012 to December 31, 2012.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith.

(a)(2)	Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(a)(3)	Not applicable.

(b)	Certification required by Item 12(b) of Form N-CSR is furnished herewith.

(c)	Proxy Voting Policies and Procedures

(d)	Portfolio Manager’s Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Diamond Hill Financial Trends Fund, Inc.

By (Signature and Title)	/s/ James F. Laird, Jr.
James F. Laird, Jr., President

Date March 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ James F. Laird, Jr.
James F. Laird, Jr., President

Date March 5, 2013

By (Signature and Title)	/s/ Gary R. Young
Gary R. Young, Treasurer

Date March 5, 2013